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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): SEPTEMBER 18, 2001



                            PRICE LEGACY CORPORATION

               (Exact Name of Registrant as Specified in Charter)




           MARYLAND                       0-20449                33-0628740
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)



17140 BERNARDO CENTER DRIVE, SUITE 300
           SAN DIEGO, CALIFORNIA                                  92128
(Address of Principal Executive Offices)                        (Zip Code)



                                 (858) 675-9400
              (Registrant's telephone number, including area code)



                             PRICE ENTERPRISES, INC.
          (Former Name or Former Address, if Changed Since Last Report)



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         This Current Report on Form 8-K is filed by Price Legacy Corporation
("Price Legacy"), a Maryland corporation formerly known as Price Enterprises, Inc. ("Enterprises"), in connection with the transactions described herein.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 18, 2001, Enterprises completed the previously announced merger with Excel Legacy Corporation, a Delaware corporation ("Legacy"). The stock-for-stock merger was completed pursuant to an Agreement and Plan of Merger, dated as of March 21, 2001 (the "Merger Agreement"), among Enterprises, PEI Merger Sub, Inc., a Maryland corporation and wholly owned subsidiary of Enterprises ("Merger Sub"), and Legacy, providing for the merger of Merger Sub with and into Legacy (the "Merger"). Upon completion of the Merger, Legacy became a wholly owned subsidiary of Enterprises and the combined company, Price Legacy, issued an aggregate of approximately 41,029,284 shares of its common stock, par value $0.0001 per share (the "Price Legacy Common Stock"), to the stockholders of Legacy and assumed Legacy's outstanding options. Pursuant to the Merger Agreement, each share of Legacy common stock, par value $0.01 per share (the "Legacy Common Stock"), was exchanged for 0.6667 of a share of Price Legacy Common Stock. The Price Legacy Common Stock will be traded on the American Stock Exchange under the symbol "XLG." Price Legacy's 8 3/4% Series A Cumulative Redeemable Preferred Stock, par value $0.0001 per share (the "Price Legacy Series A Preferred Stock"), will continue to trade on the Nasdaq National Market under the symbol "PRENP."

         Concurrently with the closing of the Merger was the completion of the previously announced $100 million investment by Warburg, Pincus Equity Partners, L.P. and certain of its affiliates ("Warburg Pincus") in Price Legacy (the "Warburg Investment"). The Warburg Investment was completed pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement") between Enterprises and Warburg Pincus, pursuant to which Price Legacy sold Warburg Pincus (a) 17,985,612 shares of a new class of preferred stock, 9% Series B Junior Convertible Redeemable Preferred Stock, par value $0.0001 per share (the "Price Legacy Series B Preferred Stock"), and (b) a warrant (the "Warburg Warrant") to purchase an aggregate of 2.5 million shares of Price Legacy Common Stock at an exercise price of $8.25 per share. The Price Legacy Series B Preferred Stock is junior to the Price Legacy Series A Preferred Stock with respect to dividend, liquidation and other rights, and is convertible under certain conditions into Price Legacy Common Stock at $5.56 per share after 24 months from the date of issuance. The 9% coupon will be paid in kind with additional shares of Price Legacy Series B Preferred Stock for the first 45 months from issuance.

         Immediately following the closing of the Warburg Investment, Price Legacy converted a Legacy promissory note of approximately $9.3 million (the "Legacy Promissory Note") payable to The Price Group LLC, a California limited liability company (the "Price Group"), into 1,681,142 shares of Price Legacy Series B Preferred Stock and a warrant (together with the Warburg Warrant, the "Warrants") to purchase 233,679 shares of Price Legacy Common Stock at an exercise price of $8.25 per share. The conversion of the Legacy Promissory Note was completed pursuant to a Conversion Agreement (the "Conversion Agreement"), effective as of April 12, 2001, among Enterprises, The Sol and Helen Price Trust, Warburg Pincus and Legacy.

         Pursuant to the Securities Purchase Agreement and the Conversion Agreement, Price Legacy entered into a Registration Rights Agreement (the "Registration Rights Agreement") with Warburg Pincus and the Price Group, by which it granted Warburg Pincus and the Price Group certain registration rights covering the Price Legacy Common Stock underlying the Price Legacy Series B Preferred Stock and the Warrants.

         Pursuant to the Merger Agreement and the Securities Purchase Agreement, Price Legacy's board of directors was increased from five to eight members, with Keene Wolcott, Reuben S. Leibowitz and Melvin L. Keating joining the existing directors Jack McGrory, James F. Cahill, Murray Galinson, Gary B. Sabin and Richard B. Muir.

         Prior to the Merger, Legacy owned approximately 91.3% of the Price Legacy Common Stock, which served as collateral securing the Legacy Debentures and Legacy Notes (as defined below). In connection with the Merger and Consent Solicitation described below, these shares were cancelled.

ITEM 5.  OTHER EVENTS.

         On September 18, 2001, Price Legacy announced that it had accepted for exchange the 9% Convertible Redeemable Subordinated Secured Debentures due 2004 (the "Legacy Debentures") and 10% Senior Redeemable Secured Notes due 2004 (the "Legacy Notes") of Legacy, pursuant to the terms of its exchange offer commenced on August 10, 2001 (the "Exchange Offer"). Price Legacy also announced that it obtained the requisite consent under the

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consent solicitation (the "Consent Solicitation") to release the collateral securing the Legacy Debentures and Legacy Notes. The Exchange Offer and Consent Solicitation expired at 5:00 p.m., New York City time, on September 18, 2001. Price Legacy accepted a total of approximately $30.4 million in principal amount of Legacy Debentures and $15.8 million in principal amount of Legacy Notes. All Legacy Debentures and Legacy Notes properly tendered and not withdrawn prior to the expiration of the Exchange Offer were accepted by Price Legacy. In exchange for the Legacy Debentures and Legacy Notes, Price Legacy issued an aggregate of approximately 3,080,754 shares of Price Legacy Series A Preferred Stock. Following the exchange of Legacy Debentures and Legacy Notes, Price Legacy has approximately 27,267,644 shares of Series A Preferred Stock outstanding.

         On September 18, 2001, Price Legacy also announced that it had accepted for purchase the Price Legacy Common Stock, pursuant to the terms of its tender offer commenced on August 10, 2001 (the "Tender Offer"). The Tender Offer expired at 5:00 p.m., New York City time, on September 18, 2001. Price Legacy accepted for payment a total of approximately 761,990 shares of Price Legacy Common Stock (the "Tendered Shares"). All shares of Price Legacy Common Stock properly tendered and not withdrawn prior to the expiration of the Tender Offer were accepted by Price Legacy. Price Legacy paid a total of approximately $5.3 million in cash to acquire the Tendered Shares. Following the Merger, the purchase of the Tendered Shares and the cancellation of the shares of Price Legacy Common Stock held by Legacy, Price Legacy has approximately 40,772,179 shares of Common Stock outstanding. The cash consideration paid for the Tendered Shares was funded from Price Legacy's cash assets.

         Attached and incorporated herein by reference as Exhibits 2.1, 3.1, 4.1, 10.1, 10.2, 10.3 and 10.4, respectively, are copies of (a) the Merger Agreement, (b) the Articles of Amendment and Restatement of Price Legacy Corporation, (c) specimen stock certificate representing the Price Legacy Common Stock, (d) the Securities Purchase Agreement, (e) the Conversion Agreement, (f) the Registration Rights Agreement and (g) the form of Warrant. The foregoing descriptions are qualified in their entirety by reference to the full text of such exhibits. A joint press release of Legacy and Enterprises announcing the approval and completion of the Merger and the sale of the Price Legacy Series B Preferred Stock and the expiration of the Exchange Offer and Tender Offer is attached to this report as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)      Financial Statements of Business Acquired.

              (i) The Consolidated Financial Statements of Excel Legacy
                  Corporation as of December 31, 2000, and for each of the years ended December 31, 2000 and 1999, are incorporated by reference herein.

              (ii)The Unaudited Consolidated Financial Statements of Excel
                  Legacy Corporation as of June 30, 2001, and for each of the six months ended June 30, 2001 and 2000, are incorporated by reference herein.

     (b)      Pro Forma Financial Information.

              The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 60 days following the due date of this report.

     (c)      Exhibits.

              2.1(1) Agreement and Plan of Merger, dated as of March 21, 2001, by and among Price Enterprises, Inc., PEI Merger Sub, Inc. and Excel Legacy Corporation.

              3.1(2) Articles of Amendment and Restatement of Price Legacy Corporation.

              4.1(2) Specimen stock certificate representing common stock of Price Legacy Corporation.

              10.1(1) Securities Purchase Agreement, dated as of March 21, 2001, by and among Price Enterprises, Inc., Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

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              10.2(3)    Conversion Agreement, dated as of April 12, 2001, by
                         and among Price Enterprises, Inc., The Sol and Helen Price Trust, Warburg, Pincus Equity Partners, L.P. and Excel Legacy Corporation.

              10.3(2) Registration Rights Agreement, dated as of September 18, 2001, by and among Price Enterprises, Inc., Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

              10.4(1) Form of Common Stock Purchase Warrant issued to Warburg, Pincus Equity Partners, L.P. and The Price Group LLC.

              99.1(2) Joint Press Release, dated September 18, 2001, of Excel Legacy Corporation and Price Enterprises, Inc.

              99.2(4)    Financial Statements of Excel Legacy Corporation.

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     (1)      Incorporated by reference to Current Report on Form 8-K of
              Enterprises filed with the SEC on March 23, 2001.

     (2)      Filed herewith.

     (3) Incorporated by reference to Quarterly Report on Form 10-Q/A of Enterprises filed with the SEC on May 24, 2001.

     (4) Incorporated by reference to Annual Report on Form 10-K of Legacy filed with the SEC on March 20, 2001, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 27, 2001, Amendment No. 2 on Form 10-K/A filed with the SEC on May 25, 2001 and Amendment No. 3 on Form 10-K/A filed with the SEC on July 31, 2001, and Quarterly Report on Form 10-Q of Legacy filed with the SEC on August 14, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PRICE LEGACY CORPORATION


Date:  September 19, 2001                 By:/S/ JAMES Y. NAKAGAWA
                                             --------------------------------
                                          Name:  James Y. Nakagawa
                                          Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

2.1(1) Agreement and Plan of Merger, dated as of March 21, 2001, by and among Price Enterprises, Inc., PEI Merger Sub, Inc. and Excel Legacy Corporation.

3.1(2)            Articles of Amendment and Restatement of Price Legacy
                  Corporation.

4.1(2) Specimen stock certificate representing common stock of Price Legacy Corporation.

10.1(1) Securities Purchase Agreement, dated as of March 21, 2001, by and among Price Enterprises, Inc., Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

10.2(3) Conversion Agreement, dated as of April 12, 2001, by and among Price Enterprises, Inc., The Sol and Helen Price Trust, Warburg, Pincus Equity Partners, L.P. and Excel Legacy Corporation.

10.3(2) Registration Rights Agreement, dated as of September 18, 2001, by and among Price Enterprises, Inc., Warburg, Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V.

10.4(1) Form of Common Stock Purchase Warrant issued to Warburg, Pincus Equity Partners, L.P. and The Price Group LLC.

99.1(2) Joint Press Release, dated September 18, 2001, of Excel Legacy Corporation and Price Enterprises, Inc.

99.2(4)           Financial Statements of Excel Legacy Corporation.

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     (1)      Incorporated by reference to Current Report on Form 8-K of
              Enterprises filed with the SEC on March 23, 2001.

     (2)      Filed herewith.

     (3) Incorporated by reference to Quarterly Report on Form 10-Q/A of Enterprises filed with the SEC on May 24, 2001.

     (4) Incorporated by reference to Annual Report on Form 10-K of Legacy filed with the SEC on March 20, 2001, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 27, 2001, Amendment No. 2 on Form 10-K/A filed with the SEC on May 25, 2001 and Amendment No. 3 on Form 10-K/A filed with the SEC on July 31, 2001, and Quarterly Report on Form 10-Q of Legacy filed with the SEC on August 14, 2001.